UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 13, 2019
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	New York Stock Exchange	and	NYSE, Chicago Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 3 - Securities and Trading Markets
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 13, 2019, Exelon Corporation (“Exelon”), acting pursuant to authorization from its Board of Directors, provided written notice to the New York Stock Exchange (“NYSE”) and NYSE Chicago, Inc. (“NYSE Chicago”) of its intention to voluntarily withdraw the principal listing of its common stock (“Common Stock”) from the NYSE and NYSE Chicago and to transfer the listing to The Nasdaq Stock Market LLC (“Nasdaq”).
Exelon expects the listing and trading of its Common Stock on the NYSE and NYSE Chicago will cease at market close on Tuesday, September 24, 2019, and that trading of its Common Stock will commence on Nasdaq at market open on the following business day, Wednesday, September 25, 2019.
The Common Stock has been approved for listing on Nasdaq, where it will continue to trade under the symbol “EXC”.
Exelon issued a press release in connection with the transfer of the principal listing of the Common Stock to Nasdaq. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 5 - Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 13, 2019, the Board of Directors approved amendments to Article IV of the Amended and Restated Bylaws (“Bylaws”) of Exelon, to be effective upon the date the trading of the Common Stock commences on Nasdaq, to clarify the informational requirements regarding the independence of director nominees proposed by shareholders in Section 4.02(c)(9) and remove the specific reference to the NYSE in that section to instead refer more generally to the independence standards of the applicable exchange. In addition, the amendments removed duplicative language referencing the independence standards set forth by the Securities and Exchange Commission in Section 4.14(h).
This summary is qualified by reference to the complete text of the Bylaws attached as Exhibit 3.1 to this report.
Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1	Exelon Corporation Amended and Restated Bylaws
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ JOSEPH NIGRO
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer

September 13, 2019

EXHIBIT INDEX

Exhibit No.	Description
3.1	Exelon Corporation Amended and Restated Bylaws
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.